UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

       Date of Report (Date of earliest event reported): December 31, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                         Semiconductor HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

          DELAWARE                       333-33362               13-5674085
(State or other jurisdiction    Commission File Number        (I.R.S. Employer
      of incorporation)                                      Identification No.)
                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 9.01.    Financial Statements and Exhibits

              (c)    Exhibits

                     99.1 Semiconductor HOLDRS Trust Prospectus dated October 25, 2004 updating the Prospectus dated July 3, 2003.

                     99.2 Semiconductor HOLDRS Trust Prospectus Supplement dated December 31, 2004 to Prospectus dated October 25, 2004.

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


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                    SMITH INCORPORATED


Date: January 31, 2005                           By:    /s/ MITCHELL M. COX
                                                        -------------------
                                                 Name:  Mitchell M. Cox
                                                 Title: Attorney-in-Fact

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


                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Semiconductor HOLDRS Trust Prospectus dated October 25, 2004 updating the
       Prospectus dated July 3, 2003.

(99.2) Semiconductor HOLDRS Trust Prospectus Supplement dated December 31, 2004 to Prospectus dated October 25, 2004.

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